UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2013
_______________________

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

IDACORP, Inc. Sales Agency Agreement

On July 12, 2013, IDACORP, Inc. (“IDACORP”) entered into a Sales Agency Agreement (“Sales Agency Agreement”) with BNY Mellon Capital Markets, LLC (“BNYMCM”). Under the terms of the Sales Agency Agreement, IDACORP may offer and sell up to 3,000,000 shares of its common stock, without par value (the “Shares”), from time to time through BNYMCM as IDACORP's agent for the offer and sale of the Shares. The Sales Agency Agreement replaces a similar sales agency agreement, dated December 16, 2011, between IDACORP and BNYMCM, that provided for the sale of up to 3,000,000 shares of IDACORP common stock. IDACORP did not sell any shares of its common stock under the December 2011 sales agency agreement.

The Sales Agency Agreement contains representations, warranties and covenants of IDACORP, customary conditions to closing and issuance of the Shares, indemnification rights and obligations of the parties, and termination provisions. The Sales Agency Agreement provides that the offering of Shares pursuant to the agreement will terminate upon the earliest of (1) the sale of all shares of IDACORP common stock subject to the Sales Agency Agreement, (2) termination of the Sales Agency Agreement by either BNYMCM or IDACORP, and (3) May 22, 2016. IDACORP has no obligation to sell any of the Shares. A copy of the Sales Agency Agreement is filed as Exhibit 1.1 to this report. The foregoing description of the Sales Agency Agreement is not complete and is qualified in its entirety by reference to such exhibit.

The offering of Shares will be made pursuant to a registration statement on Form S-3 filed by IDACORP with the U.S. Securities and Exchange Commission (File No. 333-188768), which became effective on May 22, 2013. On July 12, 2013, in connection with the offer and sale of the Shares from time to time, IDACORP filed a prospectus supplement with the U.S. Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act").

Idaho Power Company Selling Agency Agreement and Supplemental Indenture

On July 12, 2013, Idaho Power Company ("IPC") entered into a Selling Agency Agreement (the “Selling Agency Agreement”) with each of BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC in connection with the issuance and sale by IPC from time to time of First Mortgage Bonds, Secured Medium-Term Notes, Series J (the "Series J Notes"), to be issued under the Indenture of Mortgage and Deed of Trust, dated as of October 1, 1937, between IPC and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) and R.G. Page, as Trustees (Stanley Burg, successor individual trustee), as supplemented by all indentures supplemental thereto (the "Indenture"). The Selling Agency Agreement contains representations, warranties and covenants of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. IPC has no obligation to sell any minimum principal amount of Series J Notes under the Selling Agency Agreement, and may issue up to a maximum aggregate principal amount of $500,000,000 of Series J Notes under the Selling Agency Agreement. The Selling Agency Agreement is filed as Exhibit 1.2 to this report. The foregoing description of the Selling Agency Agreement is not complete and is qualified in its entirety by reference to such exhibit.

On July 12, 2013, in connection with the offer and sale of the Series J Notes from time to time pursuant to a registration statement on Form S-3 filed by IPC with the U.S. Securities and Exchange Commission (File No. 333-188768-01), which became effective on May 22, 2013, IPC filed a prospectus supplement with the U.S. Securities and Exchange Commission pursuant to Rule 424(b) under the Act.

On July 12, 2013, IPC entered into the Forty-seventh Supplemental Indenture, dated as of July 1, 2013, to the Indenture. The Forty-seventh Supplemental Indenture provides for, among other items, the issuance of Series J Notes pursuant to the Indenture. A copy of the Forty-seventh Supplemental Indenture is filed as Exhibit 4.1 to this report.
________________

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described in this report, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of securities is being made only by means of a prospectus and related prospectus supplement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description
1.1	Sales Agency Agreement, dated July 12, 2013, between IDACORP, Inc. and BNY Mellon Capital Markets, LLC
1.2
Selling Agency Agreement, dated July 12, 2013, between Idaho Power Company and each of BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC

4.1	Idaho Power Company Forty-seventh Supplemental Indenture, dated July 1, 2013, to Mortgage and Deed of Trust, dated as of October 1, 1937
5.1	Opinion of Perkins Coie LLP (relating to the Shares)
23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  July 12, 2013
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Sales Agency Agreement, dated July 12, 2013, between IDACORP, Inc. and BNY Mellon Capital Markets, LLC
1.2
Selling Agency Agreement, dated July 12, 2013, between Idaho Power Company and each of BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC

4.1	Idaho Power Company Forty-seventh Supplemental Indenture, dated July 1, 2013, to Mortgage and Deed of Trust, dated as of October 1, 1937
5.1	Opinion of Perkins Coie LLP (relating to the Shares)
23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)